FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

          This Fifth Amendment to Loan and Security Agreement is entered into as of August 13, 2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and MAXWELL TECHNOLOGIES, INC., MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., and MML ACQUISITION CORP. (individually, a “Borrower” and collectively, the “Borrowers”).

RECITALS

          Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001, that certain Third Amendment to Loan and Security Agreement dated as of December 21, 2001, and that certain Fourth Amendment to Loan and Security Agreement dated as of July 2, 2002 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

1.	Borrowers may not request or receive any further Credit Extensions until October 16, 2002.

2.	Section 6.9 of the Agreement hereby is amended in its entirety as follows:

“6.9          Minimum Cash.  Borrowers shall at all times maintain with Bank (or Comerica Securities, Inc. or Munder Capital) cash and cash equivalents in a minimum aggregate amount of Seven Million Dollars ($7,000,000).”

3.	Section 6.10 of the Agreement hereby is amended in its entirety as follows:

“6.10        Tangible Net Worth.  Borrowers shall at all times through October 15, 2002 maintain a Tangible Net Worth of not less than Forty Two Million Dollars ($42,000,000).  At all times after October 15, 2002, Borrowers shall maintain a Tangible Net Worth of not less than Forty Eight Million Dollars ($48,000,000).”

4.	Exhibit D to the Agreement hereby is replaced with Exhibit D hereto.

           5.       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

          6.        Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          7.        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          8.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)       This Amendment, duly executed by the Borrowers;

          (b)       An amount equal to all Bank Expenses incurred to date; and

          (c)       Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: /s/ Donald M. Roberts

Title: Vice President

MAXWELL ELECTRONIC COMPONENTS GROUP, INC.

By: /s/ Donald M. Roberts

Title: Vice President

I-Bus/PHOENIX, INC.

By: /s/ Donald M. Roberts

Title: Vice President

PUREPULSE TECHNOLOGIES, INC.

By: /s/ Donald M. Roberts

Title: Vice President

MML ACQUISITION CORP.

By: /s/ Donald M. Roberts

Title: Vice President

COMERICA BANK-CALIFORNIA

By: /s/ [illegible]

Title: Vice President

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK-CALIFORNIA

FROM:	MAXWELL TECHNOLOGIES, INC., MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., MAXWELL TECHNOLOGIES SYSTEMS DIVISION, INC., MML ACQUISITION CORP.

          The undersigned authorized officer of MAXWELL TECHNOLOGIES, INC. (“Parent”) on behalf of Parent and MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., MAXWELL TECHNOLOGIES SYSTEMS DIVISION, INC., MML ACQUISITION CORP. (collectively, “Borrowers”) hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Borrower(s) are in complete compliance for the period ending __________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.   The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Quarterly financial statements	Quarterly within 45 days	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K & 10Q within 5 days of filing		Yes	No
A/R & A/P Agings	Quarterly beginning 12/31/02 within 45 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
IP Report	Within 30 days of 2/1 and 8/1	Yes	No
Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Quick Ratio (beginning 12/31/02)	1.35:1.00	_____:1.00	Yes	No
Fixed Charge Coverage Ratio (beginning 12/31/02)	2.00:1.00	_____:1.00	Yes	No
Maintain at all Times:
Minimum Cash	$7,000,000	$________	Yes	No
Minimum Tangible Net Worth (through 10/15/02)	$42,000,000	$________	Yes	No
Minimum Tangible Net Worth (beginning 10/16/02)	$48,000,000	$________	Yes	No

Comments Regarding Exceptions: See Attached.
BANK USE ONLY

Received by:

Sincerely,	AUTHORIZED SIGNER
Date:

Verified:

SIGNATURE	AUTHORIZED SIGNER

Date:

TITLE
Compliance Status Yes No
DATE